UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported):	Commission File Number:
March 9, 2018	0-17449

___________________________

PROCYON CORPORATION

(Exact name of Registrant as specified in its charter)

Colorado	59-3280822
(State of incorporation)	(I.R.S. Employer Identification Number)

1300 S. HIGHLAND

CLEARWATER, FL 33756

(727) 447-2998

(Address of principal executive

offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2018, Procyon Corporation (the “Corporation”) and Amerx Health Care Corporation, the Corporation’s subsidiary (“Amerx”), executed an Amended and Restated Executive Employment Agreement, effective January 9, 2018, with Justice W. Anderson. On the same day, the Corporation executed an Amended and Restated Executive Employment Agreement, effective January 9, 2018, with Regina W. Anderson.

A copy of the Amended and Restated Executive Employment Agreement of Justice W. Anderson is attached to this report as Exhibit 10.1 and incorporated herein. A copy of the Amended and Restated Executive Employment Agreement of Regina W. Anderson is attached to this report as Exhibit 10.2 and incorporated herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      On March 9, 2018, the Corporation and Amerx executed an Amended and Restated Executive Employment Agreement, effective January 9, 2018, with Justice W. Anderson. The Agreement provides that Mr. Anderson will serve as the Corporation’s Chief Executive Officer and Amerx’s President for a period of six months, but can be terminated upon thirty day’s notice with or without cause. The Agreement further provides for a base annual salary of $210,000 and other benefits, including certain incentive bonus compensation based upon Amerx achieving certain financial goals for sales and net profit at the discretion of the Board of Directors.

On March 9, 2018, the Corporation and Amerx executed an Amended and Restated Executive Employment Agreement, effective January 9, 2018, with Regina W. Anderson. The Agreement provides that Mr. Anderson will serve as the Corporation’s Chairman of the Board for term through December 31, 2018, subject to approval by the Corporation’s Board of Directors at the Annual Meeting. The Agreement can be terminated upon thirty day’s notice with or without cause. The Agreement provides for a base annual salary of $70,000 and other benefits, including certain incentive bonus compensation based upon the Corporation’s net income before Net Operating Loss.

A copy of the Amended and Restated Executive Employment Agreement of Justice W. Anderson is attached to this report as Exhibit 10.1 and incorporated herein. A copy of the Amended and Restated Executive Employment Agreement of Regina W. Anderson is attached to this report as Exhibit 10.2 and incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Executive Employment Agreement effective January 9, 2018 and executed on March 9, 2018 between Justice W. Anderson, Procyon Corporation and Amerx Health Care Corporation.

10.2	Amended and Restated Executive Employment Agreement effective January 9, 2018 and executed on March 9, 2018 between Regina W. Anderson and Procyon Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2018	Procyon Corporation

By: /s/ James B. Anderson
James B. Anderson, Chief Financial Officer

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